UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2021

KIEWIT ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Nebraska	000-10810	47-6131402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Trust Division U.S. Bank National Association 1700 Farnam Street Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

(402) 536-5100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 22, 2021, Kiewit Royalty Trust (the “Trust”) commenced the auction process with EnergyNet to offer for sale the Trust’s non-producing overriding royalty interests (“ORRI”) located in Big Horn County, Montana (the “Decker Mines”) and Sweetwater County, Wyoming (the “Black Butte Mine”). EnergyNet developed and hosted the online auction to facilitate the sale of the Trust’s ORRI. On September 29, 2021, Spartan Energy Acquisitions, LLC (“Spartan”) of Denver, Colorado was the successful bidder in the EnergyNet auction and has agreed to purchase the ORRI in the Decker Mines and Black Butte Mine. The transfer of these ORRIs is subject to various closing conditions, including either court approval or Unit Holder approval of the transaction. After the satisfaction of the closing conditions, the Trust has agreed to convey to Spartan the ORRIs in exchange for a total cash value of $12,510. Closing is expected in late 2021 or early 2022.

Item 2.02	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated by reference herein.

Item 8.01	Other Events.

Because the auction was successful, the Trust intends to petition the County Court in the County of Douglas, State of Nebraska in October 2021 in order to liquidate all of the Trust assets and wind up the operations of the Trust pursuant to the terms of the Trust Indenture. The Trust believes that it will not receive any additional royalty payments and without such payments cannot continue operating.

Forward-Looking Statements

This current report on Form 8-K and exhibit may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the Trust’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the period ended June 30, 2021. For those reasons, undue reliance should not be placed on any forward-looking statement. The Trust assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIEWIT ROYALTY TRUST

By:	U.S. Bank National Association in its capacity as Trustee and not in its individual capacity or otherwise

Dated: October 5, 2021

By:	/s/ G. Rosanna Moore
G. Rosanna Moore, Vice President and Trust Advisor

(The Trust does not have a principal financial or chief accounting officer or any other officers.)

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